Royce Capital Fund

Supplement to the Investment and Service Class Shares Prospectus Dated May 1, 2018

Royce Micro-Cap Portfolio

Effective October 1, 2018, the paragraph appearing under the heading “Investment Adviser and Portfolio Management” for Royce Micro-Cap Portfolio is deleted in its entirety and replaced with the relevant information below.

Royce serves as investment adviser to the Fund. James P. Stoeffel is the Fund’s lead portfolio manager, and Portfolio Manager Brendan J. Hartman manages the Fund with him. Mr. Stoeffel previously co-managed the Fund (2015). Mr. Hartman was previously assistant portfolio manager (2013-2015).

Effective October 1, 2018, information appearing under the heading “Management of the Funds” for Royce Micro-Cap Portfolio that is inconsistent with the disclosure immediately above is hereby revised accordingly.

September 28, 2018

RCFPM-0918